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                                                                    EXHIBIT 10.3


                        FIRST COMMUNITY BANCSHARES, INC.

                               SUMMARY OF OPTIONS
                             UNDER 1999 OPTION PLAN


The following table provides information with respect to individual terms and options covered under the 1999 Stock Option Plan and Agreement included under
Exhibit 10.1. Each Optionee listed executed an Option Agreement in the form presented in Exhibit 10.2 for James L. Harrison.

                              Total                  Deemed
                             Options                 Grant                  Grant             Expiration
      Optionee               Granted                 Dates                  Price                Date
      --------               -------                 -----                  -----             ----------
E. Stephen Lilly              31,201            01/01/99 through        Market Value at         07/01/25
                                                   01/01/03              Date of Grant

Janice K. Miller              18,803            01/01/99 through        Market Value at         01/01/13
                                                   01/01/03              Date of Grant

James L. Harrison, Sr.        80,646            01/01/99 through        Market Value at         04/01/15
                                                   01/01/03              Date of Grant

John M. Mendez                58,300            01/01/99 through        Market Value at         03/01/22
                                                   01/01/03              Date of Grant

Ruth A. White                 14,072            01/01/99 through        Market Value at         10/01/24
                                                   01/01/03              Date of Grant

Robert L. Buzzo               31,267            01/01/99 through        Market Value at         04/01/17
                                                   01/01/03              Date of Grant

Robert L. Schumacher          38,291            01/01/99 through        Market Value at         04/01/18
                                                   01/01/03              Date of Grant